SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                               FORM 8-K/A-1

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):  November 2, 2004


                          TRYCERA FINANCIAL, INC.
            (Exact Name of Registrant as Specified in Charter)


     NEVADA                        000-30872            33-0910363
(State or Other Jurisdiction      (Commission         (IRS Employer
of Incorporation)                 File Number)        Identification No.)


170 Newport Center Drive, Suite 210, Newport Beach, CA       92660
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (949) 273-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [  ] Written communications pursuant to Rule 425 under the Securities Act

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01 Financial Statements and Exhibits

     (b)  Pro Forma Financial Information.

     The pro forma financial information required by this item in connection with the acquisition of Signature Credit Corporation is included with this filing.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Trycera Financial, Inc.

Date:  November 10, 2004                By /s/ Matthew S. Kerper
                                           Matthew S. Kerper, President

                          Trycera Financial, Inc.
                  (Formerly Whitelight Techologies, Inc.)

                                 PROFORMA
                           FINANCIAL STATEMENTS

                             December 31, 2003

                          Trycera Financial, Inc.
                  (Formerly Whitelight Technologies, Inc.)
                          Proforma Balance Sheet

                                                                        Proforma             Proforma
                                                    December 31,       Adjustments          December 31,
                                                        2003          DR          CR           2003
                                                    ------------   ---------   ---------   ------------
                                                     (audited)                             (unaudited)
                                 Assets

Current Assets
  Cash                                              $      -                               $      -
  Interest Receivable                                       360                                    360
  Note Receivable - Related Party                         1,200                                  1,200
  Inventory                                                -           2,214                     2,214
                                                     ----------                             ----------
     Total Current Assets                                 1,560                                  3,774

  Equipment, Net                                           -           9,593                     9,593
                                                     ----------                             ----------
Other Assets
  Goodwill                                                 -         115,193                   115,193
                                                     ----------                             ----------
     Total Assets                                   $     1,560                            $   128,560
                                                     ==========                             ==========

   Liabilities and Stockholders' Equity

Current Liabilities
  Accounts Payable                                  $    11,323                            $    11,323
  Interest Payable                                        7,004                                  7,004
  Note Payable                                             -                     100,000       100,000
  Note Payable - Related Party                           23,906                                 23,906
                                                     ----------                             ----------
     Total Current Liabilities                           42,233                                142,233
                                                     ----------                             ----------
Stockholders' Equity
  Common Stock, Authorized 100,000,000 Shares,
    $.001 Par Value, 1,250,000 Shares
    Issued and Outstanding                                1,100                      150         1,250
  Additional Paid in Capital                              9,900                   26,850        36,750
  Deficit Accumulated in the Development Stage          (51,673)                               (51,673)
                                                     ----------                             ----------
     Total Stockholders Equity                          (40,673)                               (13,673)
                                                     ----------                             ----------
     Total Liabilities and Stockholders Equity      $     1,560                            $   128,560
                                                     ==========                             ==========

                          Trycera Financial, Inc.
                  (Formerly Whitelight Technologies, Inc.)
                      Proforma Statement of Operations

                                                                                  Proforma
                                   For January 1, 2003        Proforma        For January 1, 2003
                                         through             Adjustments           through
                                    December 31, 2003       DR         CR      December 31, 2003
                                    ------------------   --------   --------   ------------------
                                        (audited)                                 (unaudited)
Revenues                             $            -                  522,203    $         522,203

Cost of Sales                                     -       455,746                         455,746
                                      ----------------                           ----------------
Gross Profit (Loss)                               -                                        66,457

Operating Expenses
  General & Administrative                      10,602    122,230                         132,832
                                      ----------------                           ----------------
Total Operating Expenses                       (10,602)                                   132,832
                                      ----------------                           ----------------
  Income (Loss) from Operations                (10,602)                                   (66,375)

Other Income (Expense)                          (2,270)      (600)                         (2,870)
                                      ----------------                           ----------------
Income (Loss) Before Income Taxes              (12,872)                                   (69,245)

Income Tax Expense                                -                                          -
                                      ----------------                           ----------------
Net Income (Loss)                    $         (12,872)                         $         (69,245)
                                      ================                           ================

                          Trycera Financial, Inc.
                 (Formerly Whitelight Technologies, Inc.)
           Notes to Pro Forma Consolidated Financial Statements
                             December 31, 2003

NOTE 1 - Summary of Transaction

     On November 2, 2004, the Company entered into an Asset Purchase Agreement with Signature Credit Corporation (Signature). Pursuant to the agreement, the Company is to pay cash of $90,000 with an additional $10,000 in cash due on the 61st day after executing the agreement and issued 150,000 shares of common stock valued at $27,000.

NOTE 2 - Management Assumptions

     The pro forma balance sheet and statements of operations assumes that the entities were together at the beginning of the period ended December 31, 2003.

     The pro forma balance sheet assumes the issuance of 150,000 shares of common stock, the execution of a note payable for the $100,000 cash payment due and the acquisition of inventory and fixed assets.

     The proforma statement of operations assumes that the assets acquired generated the revenues and expenses of Signature; therefore, the Company's revenues and expenses have been combined with Signature's at the beginning of the period ended December 31, 2003.

                          Trycera Financial, Inc.
                 (Formerly Whitelight Technologies, Inc.)

                                 PROFORMA
                           FINANCIAL STATEMENTS

                            September 30, 2004

                          Trycera Financial, Inc.
                  (Formerly Whitelight Technologies, Inc.)
                          Proforma Balance Sheet

                                                                        Proforma             Proforma
                                                    September 30,      Adjustments         September 30,
                                                        2004          DR          CR           2004
                                                    ------------   ---------   ---------   ------------
                                                     (unaudited)                            (unaudited)
                            Assets

Current Assets
  Cash                                              $   967,180                   90,000   $   877,180
  Prepaid Expenses                                       14,759                                 14,759
  Deposits                                                9,207                                  9,207
  Inventory                                                -           9,804                     9,804
                                                     ----------                             ----------
     Total Current Assets                               991,146                                910,950
                                                     ----------                             ----------
  Equipment, Net                                          4,838        7,628                    12,466
                                                     ----------                             ----------
Other Assets
  Goodwill                                                 -         109,568                   109,568
                                                     ----------                             ----------
     Total Assets                                   $   995,984                            $ 1,032,984
                                                     ==========                             ==========


             Liabilities and Stockholders' Equity

Current Liabilities
  Accounts Payable                                  $       790                            $       790
  Accrued Payroll                                         4,861                                  4,861
  Interest Payable                                        7,726                                  7,726
  Note Payable                                             -                      10,000        10,000
  Convertible Debenture                                 200,000                                200,000
                                                     ----------                             ----------
     Total Current Liabilities                          213,377                                223,377
                                                     ----------                             ----------
Stockholders' Equity
  Common Stock, Authorized 100,000,000 Shares,
    $.001 Par Value, 5,631,234 Shares
    Issued and Outstanding                                5,481                      150         5,631
  Additional Paid in Capital                          1,222,532                   26,850     1,249,382
  Deficit Accumulated in the Development Stage         (445,496)                              (445,496)
                                                     ----------                             ----------
     Total Stockholders Equity                          782,517                                809,517
                                                     ----------                             ----------
     Total Liabilities and Stockholders Equity      $   995,894                            $ 1,032,894
                                                     ==========                             ==========

                          Trycera Financial, Inc.
                  (Formerly Whitelight Technologies, Inc.)
                      Proforma Statement of Operations

                                                                                    Proforma
                                    For January 1, 2004       Proforma         For January 1, 2004
                                         through             Adjustments            through
                                    September 30, 2004      DR         CR      September 30, 2004
                                    ------------------   --------   --------   ------------------
                                        (audited)                                 (unaudited)
Revenues                             $          15,114               438,122    $         453,236

Cost of Sales                                   37,998    266,576                         304,574
                                      ----------------                           ----------------
Gross Profit (Loss)                            (22,884)                                   148,662

Operating Expenses
  General & Administrative                     362,867     79,376                         442,243
                                      ----------------                           ----------------
Total Operating Expenses                      (362,867)                                   442,243
                                      ----------------                           ----------------
  Income (Loss) from Operations               (385,751)                                  (293,581)

Other Income (Expense)                          (7,980)      -                             (7,980)
                                      ----------------                           ----------------
Income (Loss) Before Income Taxes             (393,731)                                  (301,561)

Income Tax Expense                                -           800                             800
                                      ----------------                           ----------------
Net Income (Loss)                    $        (393,731)                         $        (302,361)
                                      ================                           ================

                          Trycera Financial, Inc.
                 (Formerly Whitelight Technologies, Inc.)
           Notes to Pro Forma Consolidated Financial Statements
                            September 30, 2004


NOTE 1 - Summary of Transaction

     On November 2, 2004, the Company entered into an Asset Purchase Agreement with Signature Credit Corporation (Signature). Pursuant to the agreement, the Company paid cash of $90,000 with an additional $10,000 in cash due on the 61st day after executing the agreement and issued 150,000 shares of common stock valued at $27,000.

NOTE 2 - Management Assumptions

     The pro forma balance sheet and statements of operations assumes that the entities were together at the beginning of the period ended September 30, 2004.

     The pro forma balance sheet assumes the issuance of 150,000 shares of common stock, the cash payment of $90,000, a note payable of $10,000 due on the 61st day after executing the agreement and the acquisition of inventory and fixed assets.

     The proforma statement of operations assumes that the assets acquired generated the revenues and expenses of Signature; therefore, the Company's revenues and expenses have been combined with Signature's at the beginning of the period ended September 30, 2004.